UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
May 9, 2011
(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.
Natchez, Mississippi  39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

H-723396_1.DOC

Section 1 — Registrant’s Business and Operations

Item 1.01.                      Entry into a Material Definitive Agreement

The information in Item 2.03 below is incorporated herein by reference.

Section 2 — Financial Information

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance SheetArrangement of a Registrant

On May 9, 2011, Callon Petroleum Company (the “Company”) entered into a Second Amendment (the “Second Amendment”) to the Third Amended and Restated Credit Agreement dated January 29, 2010 by and among the Company and Regions Bank as administrative agent and the initial sole lender (the “Credit Agreement”).

The Second Amendment provides for the extension of the maturity date of the Credit Agreement to April 2, 2013 at the Company’s option and upon payment of an extension fee, said option to expire September 15, 2011, and increases the borrowing base from $30 million to $45 million. In addition, the Second Amendment changed the interest rate applicable to loans made thereunder from (a) one month LIBOR plus 4.0% (but not less than 6.0%) to (b) one month LIBOR (not to be less than 0.50%) plus a margin ranging from 2.50 – 3.00% depending on the aggregate amount of loans and letters of credit outstanding under the Credit Agreement.

In conjunction with the Second Amendment, the Company paid a customary borrowing base increase fee to Regions Bank.

The Second Amendment contains other usual and customary conditions, representations, and warranties. A copy of the Second Amendment is attached as an exhibit to this report on Form 8-K. The information contained in the Second Amendment is incorporated herein by reference as Exhibit 10.1.

Section 9 — Financial Statements and Exhibits

Item 9.01.         Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number                                       Title of Document

10.1
Second Amendment to Third Amended and Restated Credit Agreement dated as of May 9, 2011, by and among Callon Petroleum Company, the "Lenders" described therein, and Regions Bank, as Administrative Agent, Documentation Agent and Syndication Agent and as an Issuing Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company

                       May 12, 2011                                                                           By: /s/ B.F. Weatherly
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number                                       Title of Document

10.1
Second Amendment to Third Amended and Restated Credit Agreement dated as of May 9, 2011, by and among Callon Petroleum Company, the "Lenders" described therein, and Regions Bank, as Administrative Agent, Documentation Agent and Syndication Agent and as an Issuing Lender.